UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2015

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On April 29, 2015, we announced our financial results for the first quarter ended March 31, 2015.  A copy of the press release is furnished as Exhibit 99.1 and a copy of the CFO Commentary is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders

a)             On April 28, 2015, we held our 2015 annual meeting of stockholders (the “Annual Meeting”).

The matters submitted to stockholders at the Annual Meeting and the voting results are as follows:

Proposal 1: Election of Directors

Stockholders elected all Class II director nominees to hold office for terms expiring at the 2018 Annual Meeting.

Nominee	For	Withheld	Broker Non- Votes
Mr. Lloyd Hill	244,585,794	107,962	2,085,866
Mr. Ning Ye	234,913,297	9,780,459	2,085,866
Mr. Howard Koch	236,752,360	7,941,426	2,085,836

Proposal 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Stockholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

For	Against	Abstain
246,644,839	76,515	58,218

Proposal 3 : Advisory Vote on Executive Compensation

Stockholders approved, on a non-binding advisory basis, the compensation paid to our named executive officers.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Earnings press release dated April 29, 2015

99.2 CFO Commentary

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has du1y caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: April 29, 2015	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Earnings press release dated April 29, 2015
99.2	CFO Commentary